UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 22, 2016 (July 18, 2016)

INVESTORS REAL ESTATE TRUST

(Exact name of Registrant as specified in its charter)

North Dakota	001-35624	45-0311232
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1400 31st Avenue SW, Suite 60
Post Office Box 1988
Minot, ND 58702-1988

(Address of principal executive offices) (Zip code)

(701) 837-4738

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                                           Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) and (e)

On July 18, 2016, Mark W. Reiling, the Company’s Chief Investment Officer and Executive Vice President, tendered his letter of resignation, specifying his departure to be effective the end of the day on August 1, 2016. In connection with Mr. Reiling’s departure, the Company expects to enter into a separation agreement and release with Mr. Reiling, whereby Mr. Reiling will be entitled to receive a one-time cash severance payment equal to his current annual base salary, $262,500, less applicable withholdings, if he does not exercise his right of rescission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INVESTORS REAL ESTATE TRUST

Date: July 22, 2016	By:	/s/ Timothy P. Mihalick
Timothy P. Mihalick
President & Chief Executive Officer